UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2011
VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 21, 2011, the Board of Directors (the “Board”) of ViewPoint Financial Group, Inc. (the “Company”) increased the size of the Board to eight members and appointed Brian McCall, Ph.D. to fill the new board seat. Dr. McCall’s term will expire at the annual meeting of shareholders to be held in 2014. There is no understanding or arrangement between Dr. McCall and any other person pursuant to which Dr. McCall was appointed to the Board. Dr. McCall has served as a member of the Board of Directors of ViewPoint Bank (the “Bank”), the Company’s wholly-owned subsidiary, since September 2009.
The Board has determined that Dr. McCall is an “independent director,” as that term is defined by applicable listing standards of the Marketplace Rules of the NASDAQ Global Select Market and by the Securities and Exchange Commission.
Dr. McCall will continue to receive the compensation and benefits that he currently earns as a member of the Board of the Bank. No additional compensation or benefits are paid to directors for service on the Board of the Company. Directors are provided or reimbursed for travel and lodging (including for spouse) and are reimbursed for other customary out-of-pocket expenses incurred in attending out-of-town board and committee meetings, as well as industry conferences and continuing education seminars. The Company also pays the premiums on directors’ and officers’ liability insurance.
The Company has not appointed Dr. McCall to any committees at this time, as that determination will be made at a later date.
On July 22, 2011, the Company issued a press release which announced that Dr. McCall had been appointed to the Company’s Board. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.
ITEM 8.01. Other Events.
On July 22, 2011, the Company issued a press release announcing a quarterly cash dividend of 5 cents per share, payable on August 18, 2011, to shareholders of record as of the close of business on August 4, 2011. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press release dated July 22, 2011 announcing appointment of Brian McCall to the Company’s Board

Exhibit 99.2	Press release dated July 22, 2011 announcing quarterly cash dividend

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.
Date: July 26, 2011	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 22, 2011 announcing appointment of Brian McCall to the Company’s Board

99.2	Press release dated July 22, 2011 announcing quarterly cash dividend